UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 9, 2024
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 13, 2024, WEC Energy Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, the matters voted upon at its 2024 Annual Meeting of Stockholders held on May 9, 2024 (the “Annual Meeting”) and the results of such voting. The purpose of this Amendment No. 1 is to amend and restate Item 5.07 in the Original Form 8-K in its entirety to report approximately 24,020,000 shares as broker non-votes that were incorrectly attributed to abstentions in the Original 8-K with respect to Proposals 1, 3 and 5, and approximately 6,400 shares as “FOR” that were incorrectly attributed to abstentions with respect to the same proposals.

The updated voting results are set forth below and do not change any of the voting outcomes.

Except as expressly stated herein and below, this Amendment No. 1 does not amend or update any other information contained in the Original 8-K, which remains unchanged. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Company’s Annual Meeting held on May 9, 2024, stockholders voted on the following proposals with the following results:

Proposal 1 – Election of Twelve Directors for Terms Expiring in 2025

Nominee	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

Ave M. Bie	240,335,459	2,136,137	3,538,202	31,086,397
Curt S. Culver	235,307,561	7,140,730	3,561,507	31,086,397
Danny L. Cunningham	230,474,718	11,972,807	3,562,273	31,086,397
William M. Farrow III	237,609,151	4,728,307	3,672,340	31,086,397
Cristina A. Garcia-Thomas	239,194,278	3,219,399	3,596,121	31,086,397
Maria C. Green	238,804,779	3,728,950	3,476,069	31,086,397
Gale E. Klappa	234,364,928	8,284,169	3,360,701	31,086,397
Thomas K. Lane	239,729,145	2,705,518	3,575,135	31,086,397
Scott J. Lauber	238,868,255	3,854,155	3,287,388	31,086,397
Ulice Payne, Jr.	226,925,605	15,558,225	3,525,968	31,086,397
Mary Ellen Stanek	237,473,303	4,960,219	3,576,276	31,086,397
Glen E. Tellock	240,180,640	2,180,745	3,648,413	31,086,397

Proposal 2 – Ratification of Deloitte & Touche LLP as Independent Auditors for 2024

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
261,363,708	14,420,224	1,312,263	0

Proposal 3 – Advisory Vote to Approve Compensation of the Named Executive Officers

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
227,650,545	13,777,425	4,581,828	31,086,397

Proposal 4 – Amendment of our Restated Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,712,891	15,078,767	2,304,537	0

Proposal 5 – Stockholder Proposal Regarding Simple Majority Vote

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
222,023,084	10,090,335	13,896,379	31,086,397

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: July 8, 2024	William J. Guc, Vice President and Controller
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